                          SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement       [_] Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                        Greenman Technologies, Inc.
              ------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

                        Greenman Technologies, Inc.
              ------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ________________________________________________________________________

    (2) Aggregate number of securities to which transaction applies:

        ________________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ________________________________________________________________________

    (4) Proposed maximum aggregate value of transaction:

        ________________________________________________________________________

    (5) Total fee paid:

        ________________________________________________________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ________________________________________________________________________

    (2) Form, Schedule or Registration Statement No.:

        ________________________________________________________________________

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        ________________________________________________________________________

    (4) Date Filed:

        ________________________________________________________________________

                          GREENMAN TECHNOLOGIES, INC.
                          7 Kimball Lane, Building A
                        Lynnfield, Massachusetts 01940
                                (781) 224-2411

                               ----------------

                  NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL
                            MEETING OF STOCKHOLDERS

                                March 31, 1999

                               ----------------

To the Stockholders:

  A Special Meeting in Lieu of Annual Meeting of Stockholders (the "Meeting") of GreenMan Technologies, Inc., a Delaware corporation, will be held on Wednesday, March 31, 1999, at 10:00 a.m., at The Boston Stock Exchange, 100 Franklin Street, Boston, Massachusetts 02110, for the following purposes:

  1.To elect five (5) members of the Board of Directors.

  2. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 20,000,000 to 30,000,000.

  3. To consider and act upon a proposal to increase the number of shares of Common Stock authorized under the 1993 Stock Option Plan to 2,000,000 shares.

  4. To consider and act upon a proposal to ratify the selection of the firm of Wolf & Company, P.C. as independent auditors for the fiscal year ending September 30, 1999.

  5. To transact such other business as may properly come before the meeting and any adjournments thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  Only stockholders of record at the close of business on March 1, 1999 are entitled to notice of and to vote at the Meeting.

  All stockholders are cordially invited to attend the Meeting in person. However, to assure your representation at the Meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Meeting may vote in person even if he or she has returned a proxy.

                                              By Order of the Board of
                                              Directors

                                              Robert H. Davis
                                              Chief Executive Officer
March 19, 1999

                               ----------------

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE.

                          GREENMAN TECHNOLOGIES, INC.
                          7 Kimball Lane, Building A
                        Lynnfield, Massachusetts 01940
                                (781) 224-2411

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                                                                 March 19, 1999

  Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of GreenMan Technologies, Inc. (the "Company") at the Company's expense for use at the Special Meeting in Lieu of Annual Meeting of Stockholders (the "Meeting") to be held on Wednesday, March 31, 1999, at 10:00 a.m., at The Boston Stock Exchange, 100 Franklin Street, Boston, Massachusetts 02110.

  Only stockholders of record as of March 1, 1999 will be entitled to vote at the Meeting and any adjournments thereof. As of that date, 11,242,917 shares of Common Stock, $.01 par value, (the "Common Stock") of the Company were issued and outstanding. The holders of Common Stock are entitled to one vote per share on any proposal presented at the Meeting. Stockholders may vote in person or by proxy.

  Execution of a proxy will not in any way affect a stockholder's right to attend the Meeting and vote in person. Any stockholder giving a proxy has the right to revoke it by notice to the Secretary of the Company at any time before it is exercised.

  The persons named as attorneys in the proxies are directors and officers of the Company. All properly executed proxies returned in time to be counted at the Meeting will be voted and, with respect to the election of the Board of Directors, will be voted as stated below under "Election of Directors." Any stockholder submitting a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee's name on the space provided on the proxy. In addition to the election of Directors, the stockholders will consider and vote upon proposals: (i) to approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 20,000,000 to 30,000,000; (ii) increase the number of shares of Common Stock authorized under the 1993 Stock Option Plan to 2,000,000 and (iii) to ratify the selection of Wolf & Company, P.C. as auditors, as further described in this proxy statement. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specification and will be voted FOR if no specification is made.

  The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to establish a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum. A "non-vote" occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner. Directors are elected by a plurality of the votes cast by stockholders entitled to vote at the Meeting. The affirmative vote of the holders of a majority of the Common Stock issued and outstanding is required for approval of the proposed amendment to the Company's Certificate of Incorporation. All other matters being submitted to stockholders require the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting. An automated system administered by the Company's transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each matter.

  The Board of Directors knows of no other matter to be presented at the Meeting. If any other matter should be presented at the meeting upon which a vote properly may be taken, shares represented by all proxies received by the Company will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

  In June 1998, the Board of Directors of the Company adopted a change of its fiscal year from May 31 to September 30. Accordingly, the transition period information contained herein reflects a four month transition period (the "Transition Period").

  The Company's Annual Report, containing financial statements for the Transition Period ended September 30, 1999, is being mailed contemporaneously with this proxy statement to all stockholders entitled to vote. This proxy statement and the form of proxy were first mailed to stockholders on or about the date above.

                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

  The following tables set forth certain information regarding beneficial ownership of the Company's Common Stock as of March 1, 1999: (i) by each person who is known by the Company to have beneficial ownership of 5% or more of the outstanding shares of Common Stock; (ii) by each director and officer of the Company (including any "group" as used in Section 13(d)(3) of the Securities Exchange Act of 1934); and (iii) by all directors and officers of the Company as a group. Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law. As of March 1, 1999, there were issued and outstanding 11,242,917 shares of Common Stock.

SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS

                                                Number of Shares    Percentage
Name (1)                                     Beneficially Owned (2)  of Class
--------                                     ---------------------- ----------
Maurice E. Needham (3)......................       1,134,823           9.94%
Robert H. Davis (4).........................         283,797           2.50%
Robert D. Maust (5).........................         241,556           2.14%
Charles E. Coppa (6)........................         206,951           1.84%
Lew F. Boyd (7).............................         150,228           1.33%
Jagruti Oza (8).............................          79,788              *
All officers and directors as a group (6
 persons)...................................       2,097,143          18.01%

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

                                                Number of Shares    Percentage
Name                                         Beneficially Owned **   of Class
----                                         ---------------------- ----------
Joseph E. Levangie (9)......................       1,253,093          10.56%
Richard A. Ledet (10).......................         628,080           5.58%
United Waste Service Inc. (11)..............         320,000            100%

--------
*  Less than 1% of the outstanding Common Stock.
** Information supplied by American Stock Transfer & Trust Company.
(1) Each person's address is care of GreenMan Technologies, Inc., 7 Kimball Lane, Building A, Lynnfield, MA 01940.
(2) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.
(3) Includes 178,140 shares of Common Stock issuable pursuant to immediately exercisable stock options and warrants. Also includes 55,556 shares of Common Stock and 10,000 shares of Common Stock issuable pursuant to immediately exercisable outstanding warrants owned by Mr. Needham's wife. Does not include 520,400 shares of Common Stock issuable pursuant to outstanding stock options that are not currently exercisable.
(4) Includes 103,000 shares of Common Stock issuable pursuant to immediately exercisable stock options and warrants. Does not include 332,000 shares of Common Stock issuable pursuant to outstanding stock options that are not currently exercisable.

(5) Includes 46,400 shares of Common Stock issuable pursuant to immediately exercisable stock options and warrants. Does not include 130,000 shares of Common Stock issuable pursuant to outstanding stock options that are not currently exercisable.
(6) Includes 35,000 shares of Common Stock issuable pursuant to immediately exercisable stock options and warrants. Does not include 104,000 shares of Common Stock issuable pursuant to outstanding stock options that are not currently exercisable.
(7) Includes 36,000 shares of Common Stock issuable pursuant to immediately exercisable stock options and warrants. Does not include 96,000 shares of Common Stock issuable pursuant to outstanding stock options that are not currently exercisable.
(8) Includes 4,600 shares of Common Stock issuable pursuant to immediately exercisable stock options. Does not include 2,400 shares of Common Stock issuable pursuant to outstanding stock options that are not currently exercisable.
(9) Includes 626,500 shares of Common Stock issuable pursuant to immediately exercisable stock options and warrants. Mr. Levangie's address is 9 Cot Hill Road, Bedford, MA 01730.
(10) Includes 8,080 shares of Common Stock issuable pursuant to immediately exercisable warrants. According to American Stock Transfer & Trust Company, Mr. Ledet's address is 2960 NE Broadway, Des Moines, IA 50317.
(11) Represents shares of Class B Convertible Preferred Stock that are convertible into shares of Common Stock at any time commencing February 3, 2001. The conversion price of the Class B Convertible Preferred Stock in effect at any time shall be determined by dividing the Issuance Price by the Average Closing Bid Price. The terms are defined in the Asset Purchase Agreement between United Waste Service, Inc. and the Company which was filed in the Company's Form 8-K on October 5, 1998.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

  The Company's By-Laws currently provide that the Board of Directors shall consist of no less than five members who shall be elected at the annual meeting of stockholders of the Company. Pursuant to Proposal No. 1, the five
(5) nominees listed below will be nominated to serve until the next Annual Meeting of Stockholders and until their successors are elected. Officers are elected by and serve at the discretion of the Board of Directors, subject to their employment contracts.

  Shares represented by all proxies received by the Board of Directors and no so marked to withhold authority to vote for any individual nominee will be voted (unless one or more nominees are unable or unwilling to serve) FOR the election of nominees. The Board of Directors knows of no reason why any such nominees should be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of some other person or for fixing the number of directors at a lesser number.

  The following table sets forth for each nominee to be considered for election at the Meeting, the year each such nominee was first elected a director, the positions currently held by each nominee with the Company and the year each nominee's term will expire.

            Nominee's Name
           and Year Nominee                                           Year Term
         First Became Director                Position(s) Held       Will Expire
         ---------------------                ----------------       -----------
Maurice E. Needhan..................... Chairman of the Board           2000
 1993
Robert H. Davis........................ Chief Executive Officer,        2000
 1997                                   President and Director
Robert D. Maust........................ Vice President of Operations    2000
 1997                                   and Director
Lew F. Boyd............................ Director                        2000
 1992
Jagruti Oza............................ Director                        2000
 1998

                OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

  The following table sets forth all of the candidates for election of directors at the Meeting, and the executive officers of the Company, their ages, and the positions currently held by each such person with the Company.

              Name             Age                   Position
              ----             ---                   --------
   Maurice E. Needham(1)......  58 Chairman of the Board of Directors
   Robert H. Davis............  56 Chief Executive Officer; President; Director
   Charles E. Coppa...........  36 Acting Chief Financial Officer; Treasurer;
                                    Secretary
   Robert D. Maust............  60 Vice President of Operations; Director
   Lew F. Boyd(1) (2).........  53 Director
   Jagruti Oza(2).............  38 Director

--------
(1) Member of the Compensation Committee
(2) Member of the Audit Committee

  MAURICE E. NEEDHAM has been Chairman of the Company since June 1993. From June 1993 to July 21, 1997, Mr. Needham also served as Chief Executive Officer of the Company. He also serves as Chairman of Electronic Packaging Interconnect Corporation ("EPIC"), an electronics contract manufacturer since October 1997. He previously served as Chairman of Dynaco Corporation, a manufacturer of flexible printed circuit boards which he founded in 1987. Prior to 1987, Mr. Needham spent 17 years at Hadco Corporation, a printed circuit board manufacturer, where he served as President, Chief Operating Officer and Director.

  ROBERT H. DAVIS has been Chief Executive Officer and a Director of the Company since July 1997. Prior to joining the Company, Mr. Davis served as Vice President of Recycling for Browning-Ferris Industries, Inc. of Houston, Texas ("BFI") since 1990. As an early leader of BFI's recycling division, Mr. Davis grew that operation from startup to $650 million per year. A 25-year veteran of the recycling industry, Mr. Davis has also held executive positions with Fibres International, Garden State Paper Company, and SCS Engineers, Inc. Mr. Davis has been the President of the Company since January, 1998.

  CHARLES E. COPPA has served as the Company's Acting Chief Financial Officer and Treasurer since March 1998. From October 1995 to March 1998, he served as Corporate Controller. Mr. Coppa has also served as the Company's Secretary since November 1998. Mr. Coppa was CFO and Treasurer of Food Integrated Technologies of Brookline, MA, a publicly-traded development stage company from July 1994 to October 1995. Prior to joining Food Integrated Technologies, Inc., Mr. Coppa served as Corporate Controller for Boston Pacific Medical, Inc., a manufacturer and distributor of disposable medical products and Corporate Controller for Avatar Technologies, Inc., a computer networking company.

  ROBERT D. MAUST has been Vice President of Operations and a Director since July 1997, President of the Company's Recycling Operation since December 1996 and a Director of the Company since July 30, 1997. Prior to joining the Company, Mr. Maust was Vice President for BFI's tire recycling operations from July 1991 to 1996 and was instrumental in growing that operation from 5 million tires/year to 22 million tires/year over a five year period. Mr. Maust has over ten years experience in tire recycling. He was President of Maust Tire Recycling from 1988 to 1991, when he sold the business to BFI and joined BFI as Vice President.

  LEW F. BOYD has been a Director of the Company since August 1994. Mr. Boyd is the founder and since 1985 has been the Chief Executive Officer of Coastal International, Inc., an international business development and executive search firm, specializing in the energy and environmental sectors. Previously, Mr. Boyd had been Vice President/General Manager of the Renewable Energy Division of Butler Manufacturing Corporation and had served in academic administration at Harvard and Massachusetts Institute of Technology.

  JAGRUTI OZA has been a Director of the Company since March 12, 1998. Ms. Oza is Vice President--Strategy and Acquisitions for VNU Marketing Information Services, a subsidiary of VNU, a $3 billion international publishing and marketing information service company. Previously, Ms. Oza was Vice President--Corporate Planning for Public Service Enterprise Group ("PSEG") from August 1994 to March 1998, a holding company with $6 billion in annual revenues whose businesses include electric and gas utility, international power development and retail energy services. From 1991 to 1995, Ms. Oza held various managerial positions at PSEG including Regional Manager--Fossil Generation, overseeing the operation of three power plants. Prior to joining PSEG, Ms. Oza was a management consultant with Bain and Company (from 1987 to 1990) providing strategic management services to multinational companies in the chemical, consumer products and retail service industries.

Board Meetings and Committees

  The Board of Directors met two times during the fiscal year ended May 31, 1998 and two times during the Transition Period. None of the directors attended fewer than 75% of the meetings held during the period. The Board of Directors took action by unanimous written consent in lieu of a meeting on four occasions during the fiscal year ended May 31, 1998. There were no actions taken by unanimous written consent in lieu of a meeting during the Transition Period.

  On July 30, 1997, the Board of Directors established a Compensation Committee and an Audit Committee. The Compensation Committee sets the compensation of the Chief Executive Officer and reviews and approves the compensation arrangements for all other officers of the Company. The Audit Committee reviews all financial functions of the company, including matters relating to the appointment and activities of the Company's auditors. The Compensation Committee, which consists of Messrs. Needham and Boyd, met once during the fiscal year ended May 31, 1998 and twice during the Transition Period. The Audit Committee which consists of Mr. Boyd and Ms. Oza met twice during the fiscal year ended May 31, 1998 and twice during the Transition Period. The Board of Directors does not currently have a standing nominating committee.

               COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

  The following table summarizes the compensation paid or accrued by the Company for services rendered by the Company's Chief Executive Officer and its Vice President of Operations during the Transition Period and the fiscal years ended May 31, 1998 and 1997. The Company did not grant any restricted stock awards or stock appreciation rights or make any long-term plan payouts during the periods indicated.

                          Summary Compensation Table

                                          Annual Compensation
                                     ------------------------------
                                                                     Long-Term
                                                                    Compensation
                                                                     Securities
        Name and                                     Other Annual    Underlying     All Other
   Principal Position    Fiscal Year  Salary  Bonus Compensation(1)  Options(3)  Compensation(2)
   ------------------    ----------- -------- ----- --------------- ------------ ---------------
Robert H. Davis.........    1998*    $ 61,539 $--       $ 3,985           --         $   --
 Chief Executive Officer    1998      188,000  --         7,740       415,000            --
                            1997          --   --           --            --             --
Robert D. Maust.........    1998*    $ 38,464 $--       $ 5,685           --         $   --
 Vice President             1998      125,000  --        11,940       140,000         19,000
                            1997       57,089  --         3,600        30,000            --

--------
 * Note: Information for the 1998* period reflects the period from June 1, 1998 through September 30, 1998.
(1) Represents payments made to or on behalf of Messrs. Davis and Maust for health insurance and auto allowances.
(2) Represents payments made to Mr. Maust for relocation expenses.
(3) Represents options granted in July 1997 and March 1998 for Mr. Davis and options granted in December 1996 and March 1998 to Mr. Maust. Does not include 20,000 warrants to purchase shares of common stock granted to Mr. Davis pursuant to a stock purchase agreement and 6,400 warrants to purchase shares of common stock granted to Mr. Maust pursuant to the terms of loans made to the Company by Mr. Maust.

  The following table sets forth information concerning the value of unexercised options as of September 30, 1998 held by the executives named in the Summary Compensation Table above. No options were exercised by such executive officers during the transition period ended September 30, 1998.

                Aggregated Option Exercises in Last Fiscal Year
                     and Fiscal Year End Option Values(1)

                                                                   Value of Unexercised
                               Number of Unexercised               In-the-Money Options
                         Options at September 30, 1998(1)        at September 30, 1998(2)
                         --------------------------------        -------------------------
          Name             Exercisable        Unexercisable      Exercisable Unexercisable
          ----           ---------------    -----------------    ----------- -------------
Robert H. Davis.........              8,000              407,000    $--          $--
Robert D. Maust.........              6,000              164,000    $--          $--

--------
(1) There were no options exercised by any of the executive officers named in the Summary Compensation Table during the four months ended September 30, 1998. The options granted to the executive officers began to become exercisable commencing July 17, 1998 in the case of Mr. Davis and December 30, 1997 in the case of Mr. Maust at an annual rate of 20% of the underlying shares of Common Stock.
(2) Assumes that the value of shares of Common Stock is equal to $.60 per share, which was the closing bid price of the Company's Common Stock as listed by NASDAQ on September 30, 1998.

Employment Agreements

  In July 1997, the Company entered into five-year employment agreements with each of Messrs. Needham and Levangie pursuant to which Messrs. Needham and Levangie will receive a salary of $90,000 per annum. Any increases or bonuses will be made at the discretion of the Board of Directors upon the recommendation of the Compensation Committee. The agreements provide for the payment of six months salary as a severance payment for termination without cause.

  Mr. Levangie resigned as an employee of the Company effective November 19, 1998, and in connection with such termination, the Company agreed to pay Mr. Levangie his salary through December 31, 1999 and to accelerate the vesting of his unvested options

  In December 1996, the Company entered into a three-year employment agreement with Mr. Robert D. Maust pursuant to which Mr. Maust will receive a salary of $125,000 per annum. Any increases or bonuses will be made at the discretion of the Board of Directors upon the recommendation of the Compensation Committee. The agreement provides for the payment of twelve months salary as a severance payment for termination without cause.

  In June, 1997, the Company entered into a two-year employment agreement pursuant to which Mr. Coppa will receive a salary of $80,000 per annum.

  All of the Company's executive employees have executed confidentiality and non-disclosure agreements concerning the Company's proprietary processes.

Stock Option Plan

  The Company's 1993 Stock Option Plan (the "Plan") was adopted by the Board of Directors on June 10, 1993 and approved by the stockholders on June 10, 1993.

  Options granted under the Plan may be either (i) options intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), or (ii) non-qualified stock options. Incentive stock options may be granted under the Plan to employees, including officers and directors who are employees. Non-qualified options may be granted to employees, directors and consultants of the Company.

  The Plan is administered by the Board of Directors. Under the Plan, the Board has the authority to determine the persons to whom options will be granted, the number of shares to be covered by each option, whether the options granted are intended to be incentive stock options, the manner of exercise, and the time, manner and form of payment upon exercise of an option. On June 7, 1996 a Special Meeting of Stockholders was held and the Company increased the total number of shares of Common Stock reserved for issuance under the Plan to 200,000 shares. On June 24, 1998, the Board of Directors approved an increase to the number of shares authorized under the Plan to 2,000,000 subject to shareholder approval.

  Incentive stock options granted under the Plan may not be granted at a price less than the fair market value of the Common Stock on the date of grant (or less than 110% of fair market value in the case of persons holding 10% or more of the voting stock of the Company). Non-qualified stock options may be granted at an exercise price established by the Board which may not be less than 85% of fair market value of the shares on the date of grant. Incentive stock options granted under the Plan must expire no more than ten years from the date of grant, and no more than five years from the date of grant in the case of incentive stock options granted to an employee holding 10% or more of the voting stock of the Company.

  As of September 30, 1998, there were 1,274,500 options granted and outstanding under the Plan (1,074,020 of which were granted subject to shareholder approval of the increase in the number of shares authorized under the Plan) of which 58,120 options were exercisable at prices ranging from $.45 to $5.65.

Non-Employee Director Stock Option Plan

  On January 24, 1996, the Board of Directors of the Company adopted the 1996 Non-Employee Director Stock Option Plan ("Director Plan") and the Company's stockholders' approved the Director Plan on June 7, 1996. The purpose of the Director Plan is to promote the interests of the Company by providing an inducement to obtain and retain the services of qualified persons who are not officers or employees of the Company to serve as members of the Board of Directors. The Board of Directors has reserved 60,000 shares of common stock for issuance and as of September 30, 1998, options to purchase 8,000 shares of Common Stock have been granted under the Director Plan.

  Each person who was a member of the Board of Directors on January 24, 1996, and was not an officer or employee of the Company, was automatically granted an option to purchase 2,000 shares of the Company's Common Stock. In addition, after an individual's initial election to the Board of Directors, any director who is not an officer or employee of the Company who continues to serve as a director will automatically be granted on the date of Annual Meeting of Stockholders an additional option to purchase 2,000 shares of the Company's Common Stock. The exercise price per share of options granted under the Director Plan is 100% of the fair-market value of the Company's Common Stock on the business day immediately prior to the date of the grant. Each option granted under the 1996 Director Plan is immediately exercisable for a period of ten years from the date of the grant.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS

  Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on the Company's review of the copies of such forms received by it or written representations from certain reporting persons, the Company believes that some of the filing requirements applicable to its directors, executive officers and greater-than-10% beneficial owners have not been met. No Form 3 has been filed for Mr. Coppa and Ms. Oza, who joined the Company in 1998. No Form 5 has been filed for the fiscal years ending May 31, 1997, May 31, 1998, or September 30, 1998 for Messrs. Needham, Maust, and Levangie. No Form 5 has been filed for the fiscal years ending May 31, 1998 or September 30, 1998 for Messrs. Davis and Coppa and Ms. Oza. Transactions that were not reported were the acquisition of shares of the Company's Common Stock through two private placements and the conversion of debt to equity. The current stock ownership of the Company's directors and officers is indicated in this proxy statement under the heading "Security Ownership of Certain Beneficial Owners and Management." The Company intends to file the appropriate forms by March 26, 1999.

                                PROPOSAL NO. 2

            PROPOSAL TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

  The Board of Directors has resolved to recommend to the stockholders that the Company amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 30,000,000 shares. Shares of the Company's Common Stock, including the additional shares proposed for authorization, do not have preemptive or similar rights. The text of the proposed amendment is set forth in Exhibit I to this Proxy Statement.

  If this proposal is approved and after giving effect to shares reserved for issuance under the Company's stock plans, and shares reserved for issuance upon the exercise of outstanding warrants, options and other commitments, the Board of Directors will have the authority to issue approximately an additional 10,000,000 (as of January 31, 1999) shares of Common Stock without further stockholder approval. The Board of Directors of the Company believes that the increase in the number of authorized shares of Common Stock is in the best interests of the Company and its stockholders. The Board of Directors believes that the authorized Common Stock should be increased to provide sufficient shares for such corporate purposes as may be determined by the Board of Directors. These purposes may include the issuance of Common Stock to facilitate potential mergers or acquisitions, raising capital or acquiring technology rights through the sale of stock, or attracting or retaining valuable employees by the issuance of stock options, although the Company at present has no plans, understandings, commitments, agreements or undertakings concerning the issuance of any such additional shares. The Board of Directors, however, considers the authorization of additional shares of Common Stock advisable to ensure prompt availability of shares for issuance should the occasion arise.

  Under the Delaware General Corporation Law, the Board of Directors generally may issue authorized but unissued shares of Common Stock without further stockholder approval. The Board of Directors does not currently intend to seek stockholder approval prior to any future issuance of additional shares of Common Stock, unless stockholder action is required in a specific case by applicable law, the rules of any exchange or market on which the Company's securities may then be listed, or the Certificate of Incorporation or By-Laws of the Company then in effect. Frequently, opportunities arise that require prompt action, and the Company believes that delay necessitated for stockholder approval of a specific issuance could be to the detriment of the Company and its stockholders.

  The Board of Directors believes that the increase in the number of authorized shares of undesignated Common Stock is in the best interests of the Company and its stockholders, since the complexity of modern business financing requires greater flexibility in the Company's capital structure than now exists. The additional Common Stock to be available for issuance from time to time for any proper corporate purposes, including public or private sale for cash as a means of obtaining capital for the use in the Company's business or for the acquisition by the Company of other businesses or assets. The Board of Directors believes that having additional shares of Common Stock will provide the flexibility and facility for finding financing sources quickly that may be necessary for consummating any such transaction. Additionally, from time to time, the Company is involved in various discussions with other companies relating to the acquisition of complementary products or services, or other forms of business combinations involving the Company. However, the Company has no present plans, understandings, commitments, agreements or undertakings with respect to the additional shares relating to any potential acquisitions or financing. The Board of Directors, however, consider the authorization of such additional shares advisable to ensure prompt availability of shares for issuance should the occasion arise.

  The additional shares of Common Stock authorized for issuance pursuant to this proposal will have the rights and privileges which the presently outstanding shares of Common Stock possess under the Company's Certificate of Incorporation. The increase in authorized shares would not affect the terms or rights of holders of existing shares of Common Stock. The voting, dividend and liquidation rights of the holders of Common Stock, however, are subordinate to the rights of the holders of the Preferred Stock in certain instances. All outstanding shares of Common Stock would continue to have one vote per share on all matters to be voted on by the stockholders, including the election of directors.

  The issuance of any additional shares of Common Stock by the Company may, depending on the circumstances under which those shares are issued, reduce stockholders' equity per share and may reduce the percentage ownership of Common Stock of existing stockholders. The Company expects, however, to receive consideration for any additional shares of Common Stock issued, thereby reducing or eliminating the economic effect to each stockholder of such dilution.

  The authorized but unissued shares of Common Stock could be used to make more difficult a change in control of the Company. For example, such shares could be sold to purchasers who might side with the Board of Directors in opposing a takeover bid that the Board determines not to be in the best interests of the Company and its stockholders. Such a sale could have the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of the Company's Common Stock, to acquire control of the Company since the issuance of new shares could be used to dilute the stock ownership of the acquirer. Neither the Certificate of Incorporation nor By-Laws of the Company now contain any provisions that are generally considered to have an anti-takeover effect, and the Board of Directors does not now plan to propose any anti-takeover measures in future proxy solicitations. The Company is not aware of any pending or threatened efforts to obtain control of the Company, and the Board of Directors has no current intention to use the additional shares of Common Stock to impede a takeover attempt.

  Approval of the amendment to increase the number of authorized shares of Common Stock will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company represented in person or by proxy and entitled to vote at the Meeting. Abstentions will have the same effect as a vote against the proposal; broker non-votes will have no outcome on the vote.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 20,000,000 TO 30,000,000 SHARES.

                                PROPOSAL NO. 3

                   PROPOSAL TO INCREASE THE NUMBER OF SHARES
                         RESERVED UNDER THE 1993 PLAN

  The 1993 Plan was adopted by the Company's Board of Directors on June 10, 1993 and approved by the Company's stockholders on June 10, 1993. A maximum of 82,000 shares of Common Stock were originally reserved for issuance under the 1993 Plan upon the exercise of options. In June 1996, the Company's stockholders approved an increase to the number of shares authorized under the Plan to 200,000 shares (as adjusted for the Company's one-for-five reverse stock split). On June 24, 1998, the Board of Directors approved an increase to the number of shares authorized under the Plan to 2,000,000 shares, subject to shareholder approval.

  Since June 10, 1993, when the 1993 Plan was originally approved, the number of employees at the Company has increased from approximately 60 to approximately 150 persons. The Company's management relies on stock options as an essential part of the compensation packages necessary for the Company to attract and retain experienced officers and employees. The Board of Directors of the Company believes that the proposed increase in the number of shares available under the 1993 Plan is essential to permit the Company's management to continue to provide long-term, equity-based incentives to present and future employees.

  During the fiscal year ended May 31, 1998, the Company granted 1,182,600 options under the 1993 Plan with fair market value exercise prices. There were no options granted under the 1993 plan during the Transition Period ended September 30, 1998.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSAL TO AMEND THE COMPANY'S 1993 PLAN TO INCREASE FROM 200,000 TO 2,000,000 THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE 1993 PLAN.

Description of the 1993 Plan

  Purpose. The purpose of the 1993 Plan is to provide incentives to officers and other employees of the Company by providing them with opportunities to purchase stock of the Company.

  Shares Subject to the 1993 Plan. As of March 1, 1999, the aggregate market value of shares of Common Stock issuable pursuant to outstanding options under the 1993 Plan was $1,325,480 based upon the average of the bid-and-ask prices as quoted on the Nasdaq SmallCap Market at the close of trading on that date.

  Eligibility. Under the 1993 Plan, employees (including officers) of the Company may be awarded incentive stock options ("ISO" or "ISOs"), as defined in Section 422(b) of the Code, and directors, employees (including officers) and consultants of the Company may be granted options which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"). ISOs and Non-Qualified Options are sometimes collectively referred to as "Options."

  Administration. The 1993 Plan is administered by the Board of Directors of the Company. Subject to the terms of the 1993 Plan, the Board has the authority to determine the persons to whom Options are granted, the number of shares covered by each Option, the exercise price per share and other terms and provisions governing the Options.

  Option Price and Duration. The exercise price per share of Non-Qualified Options granted under the 1993 Plan cannot be less than eighty-five percent (85%) of the fair-market value of the stock subject to the option on the date the option is granted. The exercise price per share of ISOs cannot be less than the fair-market value of the Common Stock on the date of grant (or, in the case of ISOs granted to employees holding more than 10% of the voting stock of the Company, one hundred ten percent (110%) of the fair-market value of the Common Stock on the date of grant). The 1993 Plan provides that each option shall expire on the date specified by the Committee, but not more than ten years from its date of grant and five years in the case of ISOs granted to an employee or officer holding more than ten percent (10%) of the voting stock of the Company.

  Exercise of Options. Each Option granted under the 1993 Plan may either be fully exercisable at the time of grant or may become exercisable in such installments as the Board may specify. Each Option may be exercised from time to time, in whole or in part, up to the total number of shares with respect to which it is then exercisable. The Board has the right to accelerate the date of exercise of any installment of any option (subject to the $100,000-per-year limitation on the fair-market value of stock subject to ISOs granted to any employee which become exercisable in any calendar year).

  Payment of Stock. Payment of the exercise price of an option granted under the 1993 Plan may be made (i) in cash; (ii) by tendering Common Stock of the Company; (iii) according to a deferred payment arrangement; or (iv) in any other form of legal consideration as provided by the terms of the option agreement. The 1993 Plan contains terms providing for the exercise of options by or on behalf of former and deceased employees, respectively, as described below.

  Non-Assignability of Option. Only the optionee may exercise an option; no assignment or transfers are permitted except by will or by the laws of descent and distribution.

  Termination of Option Rights. If an ISO optionee ceases to be employed by the Company other than by reason of death or disability, no further installments of his or her ISOs will become exercisable, and the ISOs shall terminate after the passage of 30 days from the date of termination of employment. If an optionee is disabled, any ISO held by the optionee may be exercised, to the extent exercisable on the date of disability, by the optionee at any time within one year from the date of the optionee's disability. If an optionee dies, any ISO held by the optionee may be exercised, to the extent exercisable on the date of death, by the optionee at any time within eighteen (18) months following death of the optionee by the optionee's estate or by persons to whom the optionee's rights under such option pass by will or by the laws of descent and distribution. Non-Qualified Options are subject to such termination and cancellation provisions as may be determined by the Committee.

  Changes in Capitalization and Other Matters. Option holders are protected against dilution in the event of a stock dividend, recapitalization, stock split, merger or similar transaction. The Board of Directors may from time to time adopt amendments to the 1993 Plan, certain of which are subject to stockholder approval, and may terminate the 1993 Plan, at any time (although such action shall not affect options previously granted). Any shares subject to an option granted under the 1993 Plan, which for any reason expire or terminate unexercised, may again be available for future option grants. Unless terminated sooner, the 1993 Plan will terminate on June 10, 2003, and options may be granted under the 1993 Plan at any time prior to this date.

Federal Tax Considerations

  The following general rules are applicable under current federal income tax law to ISOs under the 1993 Plan:

    1. In general, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to him or her upon the exercise of the ISO, and no tax deduction is allowed to the Company upon either grant or exercise of an ISO.

    2. If shares acquired upon exercise of an ISO are not disposed of within
  (i) two years following the date the option was granted or (ii) one year following the date the shares are issued to the optionee pursuant to the ISO exercise, the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as capital gain or loss to the optionee.

    3. If shares acquired upon exercise of an ISO are disposed of before the expiration of one or both of the requisite holding periods (a "Disqualifying Disposition"), then in most cases the lesser or (i) any excess of the fair-market value of the shares at the time of exercise of the ISO over the exercise price or (ii) the actual gain on disposition will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.

    4. In any year that an optionee recognizes compensation income on a Disqualifying Disposition of stock acquired by exercising an ISO, the Company generally should be entitled to a corresponding deduction for income tax purposes.

    5. Any excess of the amount realized by the optionee as the result of a Disqualifying Disposition over the sum of (i) the exercise price and (ii) the amount of ordinary income recognized under the above rules will be treated as capital gain.

    6. Capital gain or loss recognized on a disposition of shares will be long-term capital gain or loss if the optionee's holding period for the shares exceeds one year.

    7. An optionee may be entitled to exercise an ISO by delivering shares of the Company's Common Stock to the Company in payment of the exercise price, if the optionee's ISO agreement so provides. If an optionee exercises an ISO in such a manner, special rules will apply.

    8. In addition to the tax consequences described above, the exercise of ISOs may result in a further "minimum tax" under the Code. The Code provides that an "alternative minimum tax" (at a rate of 26% or 28%) will be applied against a taxable base which is equal to "alternative minimum taxable income," reduced by a statutory exemption. In general, the amount by which the value of the Common Stock received upon exercise of the ISO exceeds the exercise price is included in the optionee's alternative minimum taxable income. A taxpayer is required to pay the higher of his regular tax liability or the alternative minimum tax. A taxpayer who pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his or her regular tax liability in later years.

  The following general rules are applicable under current federal income tax law to Non-Qualified Options under the 1993 Plan:

    1. The optionee generally does not realize any taxable income upon the grant of an option, and the Company is not allowed a business expense deduction by reason of such grant.

    2. The optionee generally will recognize ordinary compensation income at the time of exercise of the option in an amount equal to the excess, if any, of the fair-market value of the shares on the date of exercise over the exercise price.

    3. When the optionee sells the shares, he or she generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the stock (generally, the exercise price plus the amount taxed to the optionee as compensation income). If the optionee's holding period for the shares exceeds one year, such gain or loss will be a long-term capital gain or loss.

    4. The Company generally should be entitled to a tax deduction when compensation income is recognized by the optionee.

    5. An optionee may be entitled to exercise a non-qualified option by delivering shares of the Company's Common Stock to the Company in payment of the exercise price. If an optionee exercises a non-qualified option in such fashion, special rules will apply.

                                PROPOSAL NO. 4

                     RATIFICATION OF SELECTION OF AUDITORS

  The Board of Directors has selected the firm of Wolf & Company, P.C., independent certified public accountants, to serve as auditors for the fiscal year ending September 30, 1999. Wolf & Company, P.C. has acted as the Company's independent auditor since the Company's inception. It is expected that a member of Wolf & Company, P.C. will be present at the Meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF ITS SELECTION OF WOLF & COMPANY, P.C. AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1999.

                         TRANSACTION OF OTHER BUSINESS

  The Board of Directors of the Company knows of no other matters which may be brought before the Meeting. If any other matters properly come before the Meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their best judgment.

                           ADVANCE NOTICE PROCEDURES

  Under the Company's By-laws, nominations for a director may be made only by the Board of Directors, a committee appointed by the Board of Directors, or by a stockholder of record entitled to vote on the election of directors, who is also a stockholder at the record date of the meeting and also on the date of the meeting at which directors are to be elected, who has delivered notice to the principal executive offices of the Company

(containing certain information specified in the By-laws) (i) not less than 60 days nor more than 90 days prior to the anniversary date of the preceding year's annual meeting, or (ii) if the meeting is called for a date not within thirty days before or after such anniversary date, not later than the close of business on the 10th day following the date notice of such meeting is mailed or made public, whichever is earlier.

  The By-laws also provide that no business may be brought before an annual meeting of stockholders except as specified in the notice of the meeting or as otherwise brought before the meeting by or at the direction of the Board of Directors, the presiding officer or by a stockholder who shall have been a stockholder of record on the record date for such meeting and who shall continue to be entitled to vote thereafter, who has delivered notice to the principal executive offices of the Company (containing certain information specified in the By-laws) (i) not less than 60 days nor more than 90 days prior to the anniversary date of the preceding year's annual meeting, or (ii) for a special meeting or an annual meeting called for a date not within thirty days before or after such anniversary date, not later than the close of business on the 10th day following the date notice of such meeting is mailed or made public, whichever is earlier.

  These requirements are separate and apart from and in addition to the requirements that a stockholder must meet in order to have a stockholder proposal included in the Company's Proxy Statement under Rule 14a-8 of the Exchange Act. A copy of the full text of the By-law provisions discussed above may be obtained by writing to the Clerk of the Company at GreenMan Technologies, Inc., 7 Kimball Lane, Building A, Lynnfield, MA 01940.

                             STOCKHOLDER PROPOSALS

  Proposals of stockholders intended for inclusion in the proxy statement to be mailed to all stockholders entitled to vote at the next annual meeting of stockholders of the Company must be received at the Company's principal executive offices not later than November 4, 1999. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail Return Receipt Requested.

                           EXPENSES AND SOLICITATION

  The cost of solicitation by proxies will be borne by the Company, and in addition to directly soliciting stockholders by mail, the Company may request banks and brokers to solicit their customers who have stock of the Company registered in the name of the nominee and, if so, will reimburse such banks and brokers for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company may be made of some stockholders in person or by mail or telephone.

                                                                      EXHIBIT I

                          Text of Proposed Amendment
                                    to the
                         Certificate of Incorporation
                                      to
                           Increase Authorized Stock

Resolved: That the Certificate of Incorporation of the Corporation be amended by deleting Article Fourth of the Certificate of Incorporation in its present form and substituting therefor a new Article Fourth in the following form:

    "Fourth. This corporation is authorized to issue two classes of stock, to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares this corporation is authorized to issue is Thirty-One Million (31,000,000) shares of capital stock.

  Of such authorized shares, Thirty Million (30,000,000) shares shall be designated "Common Stock" and have a par value of $0.01 per share. One Million (1,000,000) shares shall be designated "Preferred Stock" and have a par value of $1.00 per share.

A. Common Stock

  1. General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by this Board of Directors upon any issuance of the Preferred Stock of any series.

  2. Voting. The holders of the Common Stock are entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

  3. Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

  4. Liquidation. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

B. Preferred Stock

  Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by classes unless expressly provided.

  Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law of Delaware. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law. No vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of the Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

P                    SOLICITED BY THE BOARD OF DIRECTORS
R                        GREENMAN TECHNOLOGIES, INC.
O          SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS
X                             MARCH 31, 1999
Y

The undersigned stockholder of GreenMan Technologies, Inc. (the "Company") hereby appoints Robert H. Davis and Charles E. Coppa, and each of them acting singly, with power of substitution, the attorneys and proxies of the undersigned and authorizes them to represent and vote on behalf of the undersigned, as designated, all of the shares of capital stock of the Company that the undersigned is entitled to vote at the Special Meeting in Lieu of Annual Meeting of Stockholders of the Company to be held on March 31, 1999, and at any adjournment or postponement of such meeting for the purposes identified on the reverse side of this proxy and with discretionary authority as to any other matters that properly come before the Special Meeting in accordance with and as described in the Notice of Special Meeting of Stockholders and Proxy Statement. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If this proxy is returned without direction being given, this proxy will be voted FOR all proposals.


             (IMPORTANT - TO BE SIGNED AND DATED ON REVERSE SIDE)


                               ----------------
                               SEE REVERSE SIDE
                               ----------------

                        Please date, sign and mail your
                        proxy card as soon as possible

           Special Meeting in Lieu of Annual Meeting of Stockholders
                          GREENMAN TECHNOLOGIES, INC.

                                March 31, 1999


                Please Detach and Mail in the Envelope Provided

A [X]  Please mark your
       votes as in this
       example.

      The Board of Directors recommends a vote FOR proposals 1,2,3 and 4.
                  FOR       WITHHOLD
1.  Election of   [_]         [_]     Nominees:
    five                                Maurice E. Needham
    Directors                           Robert H. Davis
                                        Robert D. Maust
                                        Lew F. Boyd
WITHHOLD FOR NOMINEE BELOW:             Jagruti Oza

-----------------------------

                                                       FOR      AGAINST      ABSTAIN
2.  Approve an amendment to the Company's              [_]        [_]          [_]
    Certificate of Incorporation increasing the
    authorized shares of Common Stock.

3.  Approve an increase in the number of shares        [_]        [_]          [_]
    of Common Stock authorized under the 1993
    Stock Option Plan.

4.  Ratify the appointment of Wolf & Company,          [_]        [_]          [_]
    P.C. as independent auditors.

 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
 PROMPTLY USING THE ENCLOSED ENVELOPE.

                                        MARK HERE FOR              MARK
                                       ADDRESS CHANGE  [_]       HERE FOR      [_]
                                       AND NOTE BELOW            COMMENTS

Signature:                      Date:                     Signature:                      Date:
           --------------------       --------------                 --------------------       --------------

NOTE: Please sign exactly as your name appears on stock certificate. If acting as attorney, executor, trustee, guardian or in other representative capacity, sign name and title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. If held jointly, both parties must sign and date.